Exhibit 4.14

COMMON STOCK INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE NUMBER HFSG 60750 THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, PITTSBURGH, PA, NEW YORK, NY AND JERSY CITY, NJ SHARES CUSIP 416515 10 4 SEE LEGEND ON REVERSE THE HARTFORD FINANCIAL SERVICES GROUP, INC. THIS IS TO CERTIFY THAT IS THE OWNER OF FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF The Hartford Financial Services Group, Inc. transferable on the books of the company is person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the certificate of Incorporation and the By-laws of the corporation as the same may be from time to time amended to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent. Witness the seal of the Company and the signatures of its duly authorized officers. Date COUNTERSIGNED AND REGISTERED: COMPUTERSHARE SHAREOWNER SERVICES LLD TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE CHAIRMAN AND CHIEF EXECUTIVE OFFICER SENIOR VICE PRESIDENT AND CORPORATE SECRETARY THE HARDFORD 1985 INCORPORATED DELAWARE THE HARTFORD FINANCIAL SERVICES GROUP, INC.

The following abbreviations, when used in (he inscription on the face of this certilkaw. shall he construed as though they were writen out in full according to applicable laws or regulations: TEN COM — OS tenants in common TEN ENT — as tenants by the entireties JT TEN as joint tenants with right of survivorship and not as tenants in common GIFT MIN ACT – Custodian Under (Cust) (Minor) the Transfers to Minors Act (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Common shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation Dated NOTICE: The signature to Ibis assignment must correspond with the name as written upon the face of the certificate in every particular without alteration of enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc.